Exhibit 10.1

Execution Version

SEVENTH AMENDMENT TO AMENDED AND
RESTATED CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of January 28, 2013 by and among each of the persons listed on the signature pages hereto as lenders (the “Lenders”), Crosstex Energy, L.P., a Delaware limited partnership (the “Borrower”), and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and L/C Issuer.

ARTICLE I

BACKGROUND

A.                                    The Lenders, the Administrative Agent, the L/C Issuer and the Borrower are parties to that certain Amended and Restated Credit Agreement dated as of February 10, 2010 (as amended, supplemented or restated, the “Credit Agreement”).  Terms defined in the Credit Agreement and not otherwise defined herein have the same meanings when used herein.

B.                                    The Borrower, the Subsidiaries of Borrower party thereto and the Administrative Agent are parties to that certain Amended and Restated Security Agreement dated as of February 10, 2010 (as amended, supplemented or restated, the “Security Agreement”).

C.                                    The Borrower has requested, and the Lenders have agreed to amend the Credit Agreement and the Security Agreement as provided for herein and on the terms and conditions set forth herein.

ARTICLE II

AGREEMENT

NOW THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

Section 1.                                           Amendments to the Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)                                 Section 1.01 of the Credit Agreement is amended by deleting the definitions of “Acquisition Period” and “Clearfield Acquisition Period”.

(b)                                 Section 1.01 of the Credit Agreement is amended to add a new definition of “2013 Equity Issuance” to read in its entirety as follows:

“2013 Equity Issuance” means the issuances by the Borrower of common units representing limited partner interest of the Borrower, which issuances closed on or about January 14, 2013.

(c)                                  The first paragraph of the definition of “Consolidated EBITDA” in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

“Consolidated EBITDA” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis, an amount equal to Consolidated Net Income for such period plus, without duplication, (a) the following to the extent deducted in calculating such Consolidated Net Income: (i) Consolidated Interest Charges for such period, (ii) the provision for Federal, state, local and foreign income taxes payable by the Borrower and its Subsidiaries for such period, (iii) depreciation and amortization expense, (iv) non-cash items of the Borrower and its Subsidiaries reducing such Consolidated Net Income, (v) other non-recurring items of the Borrower and its Subsidiaries reducing such Consolidated Net Income, and (vi) without duplication, the Transaction Costs properly allocated to such period, if applicable, in an amount not to exceed 10% of Consolidated EBITDA for such period, and minus (b) the following to the extent included in calculating such Consolidated Net Income:  (i) Federal, state, local and foreign income tax credits of the Borrower and its Subsidiaries for such period and (ii) all non-cash items increasing Consolidated Net Income for such period; provided, however, notwithstanding the foregoing, (A) net income attributable to Subsidiaries that are not Guarantors shall not be considered in calculating Consolidated EBITDA, but actual cash distributions to the Borrower or any of its Subsidiaries by such Subsidiaries that are not Guarantors shall be included in calculating Consolidated EBITDA and (B) actual cash distributions to the Borrower and its Subsidiaries by any Persons that are not Subsidiaries shall be included in calculating Consolidated EBITDA.

(d)                                 Section 1.01 of the Credit Agreement is amended to add the following definition:

“FATCA” means Sections 1471 through 1474 of the Code, as of January 28, 2013 (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

(e)                                  Section 1.01 of the Credit Agreement is amended to replace the following definitions to read in their entireties as follows:

“Excluded Taxes” means, with respect to the Administrative Agent, any Lender, the L/C Issuer or any other recipient of any payment to be made by or on account of any obligation of a Loan Party hereunder or under any other Loan Documents, (a) taxes imposed on or measured by all or part of its net income (however denominated), gross margin, profits or gains and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, in which its applicable Lending Office is located, (b) any branch profits taxes imposed by the United States (or any political subdivision thereof) or any similar tax imposed by any other jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which such recipient’s applicable principal office is located or, in the case of a Lender, in which its applicable Lending Office is located, (c) any backup withholding tax that is required by the Code to be withheld from amounts payable to it, (d) in the case of a Foreign Lender, any withholding tax that (i) is required to be imposed on amounts payable to such Foreign Lender pursuant to the Laws in force at the time such Foreign Lender becomes a party hereto (or designates a new Lending Office) or (ii) is attributable to such Foreign Lender’s failure or inability (other than as a result of a Change in Law occurring after such Foreign Lender becomes a party hereto) to comply with Section 3.01(e), except (in either case) to the extent that such Foreign Lender (or its assignor, if any) was entitled, at the time of designation of a new Lending Office (or assignment, as applicable), to receive additional amounts from the Borrower with respect to such withholding tax pursuant to Section 3.01(a)(ii), and (e) any U.S. federal withholding Taxes imposed under FATCA.

“Omnibus Agreement” means the Omnibus Agreement, dated December 17, 2002, among the Borrower, the Ultimate General Partner, Crosstex Energy, Inc. and Crosstex Energy Services, L.P.

“Transaction Costs” means all (a) upfront, structuring, consent, original issue discount, legal, professional and advisory fees paid by the Borrower (whether or not incurred by the Borrower) in connection with the negotiation and execution, delivery and performance of the Borrower’s obligations under (i) this Agreement (including any amendments, supplements or restatements), (ii) the Indenture (and the Borrower’s issuance of Indebtedness governed thereby), and (iii) the 2010 Equity Issuance and the 2013 Equity Issuance, in each case, whether or not such transaction is consummated, (b) payments made by the Borrower to any counterparty to any Swap Contract in connection with the termination of such Swap Contract as a result of the transactions contemplated by this Agreement (including any amendments, supplements or restatements) and the Indenture, and (c) make-whole amounts, prepayment premiums and interest paid in kind with respect to Indebtedness prepaid on or before the Closing Date with the proceeds of the Indebtedness incurred pursuant to this Agreement and the Indenture.

“Ultimate General Partner” means Crosstex Energy GP, LLC, a Delaware limited liability company, and its successors and permitted assigns as general partner of the Borrower or as the business entity with the ultimate authority to manage the business and operations of the Borrower.

(f)                                   The third sentence of Section 2.03(i) is amended to read in its entirety as follows:

“Letter of Credit Fees shall be (i) due and payable on the third Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand and (ii) computed on a quarterly basis in arrears.”

(g)                                  The second sentence of Section 2.03(j) is amended to read in its entirety as follows:

“Such fronting fee shall be due and payable on the fifteenth Business Day after the end of each March, June, September and December in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand.”

(h)                                 The second sentence of Section 2.09(a) is amended to read in its entirety as follows:

“The commitment fee shall accrue at all times during the Availability Period, including at any time during which one or more of the conditions in Article IV is not met, and shall be due and payable quarterly in arrears on the third Business Day after the last day of each March, June, September and December, commencing with the first such date to occur after the Closing Date, and on the last day of the Availability Period.”

(i)                                     Section 3.01(e)(ii)(A) is amended by deleting the word “and” after the semicolon.

(j)                                    Section 3.01(e)(ii)(B)(V) is amended by replacing the period at the end of such paragraph with “; and”.

(k)                                 A new Section 3.01(e)(ii)(C) is added to read in its entirety as follows:

“(C)                         if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative

Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment.  Solely for purposes of this clause (C), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.”

(l)                                     Section 5.20 of the Credit Agreement is amended to read in its entirety as follows:

“5.20                  Ownership.  The Ultimate General Partner is the sole general partner of the Borrower with, as of the date hereof, approximately a 2% general partner interest in the Borrower.  No part of the partnership interests in the Borrower is subject to any Lien granted by the Ultimate General Partner, other than preferential rights of the partners under the Borrower Partnership Agreement.”

(m)                             Section 7.03(i) of the Credit Agreement is amended to read in its entirety as follows:

“(i)                               unsecured Indebtedness of the Borrower and/or a Finance Entity and/or any unsecured guaranty by the Borrower or any Guarantor of such Indebtedness of the Borrower or any Affiliate of the Borrower; provided that (i) the Borrower is in compliance with Section 7.11(b) and (c) immediately after giving effect to the incurrence of any such Indebtedness or guaranty determined based upon the outstanding amount of Consolidated Funded Indebtedness immediately after giving effect to such incurrence, Consolidated EBITDA for the four fiscal quarters most recently ended on or before the date of such incurrence and the maximum Consolidated Leverage Ratio or the maximum Consolidated Senior Leverage Ratio, as applicable, allowed as of the end of the fiscal quarter most recently ended on or prior to the date of such incurrence (and in the case of any guaranty of Indebtedness of the Borrower or any other Affiliate of the Borrower, the aggregate amount of such Indebtedness so guaranteed shall be “Consolidated Funded Indebtedness” of the Borrower for purposes of calculating the Consolidated Leverage Ratio and Consolidated Senior Leverage Ratio), (ii) such Indebtedness does not impose any financial or other “maintenance” covenants on the Borrower or any of the Subsidiaries that are more onerous than the covenants set forth in this Agreement, (iii) such Indebtedness shall not require any scheduled payment on account of principal (whether by redemption, purchase, retirement, defeasance, set-off or otherwise) prior to the Maturity Date and

(iv) such Indebtedness shall contain terms and conditions that are customary for such transactions;”

(n)                                 Section 7.04(d) of the Credit Agreement is amended to read in its entirety as follows:

“(d)                           the Borrower or any Subsidiary may make any Acquisition; provided, however, that any such Acquisition shall be permitted only if, (i) the Borrower complies with Section 6.12; (ii) the Borrower or a Subsidiary is the acquiring or surviving entity; (iii) after giving effect to such Acquisition on a pro forma basis (including any Indebtedness of the acquired Person or related to the acquired assets), the Borrower would have been in compliance with all of the covenants contained in this Agreement, including, without limitation, Section 7.11 as of the end of the most recent fiscal quarter, (iv) the acquisition target is in the same or similar line of business as Borrower and its Subsidiaries and the Borrower and its Subsidiaries shall be in full compliance with Section 7.07 after giving effect to such Acquisition, and (v) the aggregate amount of the Borrower’s and its Subsidiaries’ cash, Permitted Investments and the remaining unused portion of the Aggregate Commitments is sufficient to fund such Acquisition and, after funding such Acquisition, the unused portion of the Aggregate Commitments shall not be less than $50,000,000; and”

(o)                                 Section 7.11(a) of the Credit Agreement is amended to read in its entirety as follows:

“(a)                           Consolidated Interest Coverage Ratio.  Permit the Consolidated Interest Coverage Ratio as of the end of (i) any fiscal quarter of the Borrower ending on or prior to December 31, 2013 to be less than 2.25 to 1.00, and (ii) each fiscal quarter ending thereafter to be less than 2.50 to 1.00; provided that for purposes of this Section 7.11(a), Consolidated EBITDA may include, at Borrower’s option, any Material Project EBITDA Adjustments.”

(p)                                 Section 7.11(b) of the Credit Agreement is amended to read in its entirety as follows:

“(b)                           Consolidated Leverage Ratio.  Permit the Consolidated Leverage Ratio as of the end of (i) any fiscal quarter of the Borrower ending on or prior to December 31, 2013 to be greater than 5.50 to 1.00, and (ii) each fiscal quarter ending thereafter to be greater than 5.25 to 1.00; provided that for purposes of this Section 7.11(b), Consolidated EBITDA may include, at Borrower’s option, any Material Project EBITDA Adjustments.”

(q)                                 Section 10.21 of the Credit Agreement is renumbered as Section 10.22 and a new Section 10.21 of the Credit Agreement is added to read in its entirety as follows:

“10.21                                                           No General Partner’s Liability.  The Administrative Agent and the Lenders agree for themselves and their respective successors and assigns, including any subsequent holder of any Note, that no claim under this Agreement or under any other Loan Document shall be made against the Ultimate General Partner.”

(r)                                    The first sentence of Section 4.05 of the Security Agreement is amended to read in its entirety as follows:

“4.05                  Deposit Accounts, Securities Accounts, Commodity Accounts and Letter-of-Credit Rights.  No Debtor shall establish or maintain any Deposit Account, Securities Account or Commodities Account (other than (i) any such Deposit Account, Securities Account or Commodities Account constituting Excluded Property and (ii) any deposit accounts, disbursement accounts and other cash management accounts which are not Cash Management Accounts (as defined in Section 6.16 of the Credit Agreement)) with any Person other than Secured Party, unless such Debtor delivers to Secured Party an updated Schedule as required by the first sentence of Section 4.17 and within 30 days (or such longer period as permitted by Secured Party in its sole discretion) after the Closing Date or the establishment of such new Deposit Account, Securities Account, or Commodity Account, whichever is later, such Debtor executes and delivers to Secured Party a Control Agreement with respect to such Deposit Account, Securities Account, or Commodity Account; provided that, with respect to Deposit Accounts, Commodity Accounts and Securities Accounts in existence on the Closing Date, the Debtors shall obtain such Control Agreements within 270 days after the Closing Date (or such longer period as permitted by Secured Party in its sole discretion).”

Section 2.                                           Conditions Precedent.  This Amendment shall become effective as of the date first set forth above upon the satisfaction of the following conditions precedent:

(a)                                 The Administrative Agent shall have received each of the following:

(1)                                 this Amendment, duly executed by the Borrower, the Required Lenders, and the Administrative Agent;

(2)                                 the acknowledgment attached to this Amendment, duly executed by each Guarantor;

(3)                                 the fee letter dated as of the date hereof (the “Fee Letter”), duly executed by the Borrower, the Administrative Agent and Merrill Lynch, Pierce, Fenner & Smith, Inc.;

(4)                                 payment or evidence of payment of all reasonable fees and expenses owed by the Borrower to the Administrative Agent including, without limitation, the fees payable under the Fee Letter and the reasonable fees and expenses of Bracewell & Giuliani LLP, counsel to the Administrative Agent; and

(5)                                 such other documents, instruments and certificates as reasonably requested by the Administrative Agent and the Lenders.

(b)                                 The representations and warranties set forth in Section 3 of this Amendment shall be true and correct on and as of the date hereof.

Section 3.                                           Representations and Warranties.

(a)                                 The Borrower represents and warrants to the Lenders and the Administrative Agent as set forth below:

(1)                                 The Borrower (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization, and (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under this Amendment.

(2)                                 The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of the Borrower’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under (other than Liens created under the Loan Documents), or require any payment to be made (other than payments required under any Loan Document) under (i) any Contractual Obligation to which the Borrower is a party or affecting the Borrower or its properties or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject; or (c) violate any Law; except in each case referred to in clause (b), to the extent that such conflict, breach, contravention or violation could not reasonably be expected to have a Material Adverse Effect.

(3)                                 No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment, except for such approvals, consents, exemptions, authorizations, other actions, notices and filings as have been obtained, taken, given or made and are in full force and effect and with which the Borrower and its Subsidiaries are in compliance in all material respects or which the failure to have would not result in a Material Adverse Effect.

(4)                                 This Amendment has been duly executed and delivered by the Borrower and acknowledged by each Guarantor.  This Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally or by general principles of equity (regardless of whether such enforceability is considered in any proceeding in law or in equity).

(5)                                 The execution, delivery and performance of this Amendment do not adversely affect the enforceability of any Lien of the Collateral Documents.

(6)                                 Except as disclosed in Schedule 5.06 to the Credit Agreement, there is no pending or, to the knowledge of the Borrower, threatened action or proceeding affecting the Borrower or any Subsidiary before any Governmental Authority, referee or arbitrator that could reasonably be expected to have a Material Adverse Effect.

(7)                                 The representations and warranties made by the Borrower and the Guarantors contained in Article V of the Credit Agreement and in each of the other Loan Documents are true and correct in all material respects on and as of the date hereof, as though made on and as of such date, other than any such representations or warranties that, by the their terms, refer to a specific date, in which case such representation or warranties are true and correct in all material respects as of such earlier specific date.

(8)                                 No event has occurred and is continuing, or would result from the effectiveness of this Amendment, which constitutes a Default.

(9)                                 As of December 31, 2012, the Borrower has no (a) Material Subsidiaries other than those listed on Schedule 3(a) and (b) non-Material Subsidiaries other than those listed on Schedule 3(b).

Section 4.                                           Reference to and Effect on the Credit Agreement.

(a)                                 On and after the effective date of this Amendment each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement as amended by this Amendment, and each reference in the other Loan Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

(b)                                 Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.  Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all obligations stated to be secured thereby under the Loan Documents.

(c)                                  Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Loan Documents or constitute a waiver of any provision of any of the Loan Documents.

(d)                                 This Agreement is a Loan Document for the purposes of the other Loan Documents.

Section 5.                                           Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier or other electronic imaging means shall be effective as delivery of an originally executed counterpart of this Amendment.

Section 6.                                           Governing Law; Binding Effect.  This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, and shall be binding upon the Borrower, the Administrative Agent, the L/C Issuer, each Lender and their respective successors and assigns.

Section 7.                                           Costs and Expenses.  The Borrower agrees to pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

THIS WRITTEN AMENDMENT AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Remainder of this page blank; signature pages follow]

Executed as of the date first set forth above.

CROSSTEX ENERGY, L.P.

By:	Crosstex Energy GP, LLC,
its general partner

	By:	/s/ Michael J. Garberding
		Name:	Michael J. Garberding
		Title:	Senior Vice President and Chief
Financial Officer

Signature Page to Seventh Amendment to Amended and Restated Credit Agreement

Each of the undersigned, as guarantors under the Amended and Restated Guaranty dated as of February 10, 2010 (as supplemented to date, the “Guaranty”), and as debtors, mortgagors, and/or grantors under the Collateral Documents, hereby (a) consents to this Amendment, and (b) confirms and agrees that the Guaranty and each of the Collateral Documents to which it is a party is and shall continue to be in full force and effect and is ratified and confirmed in all respects, except that, on and after the effective date of the Amendment each reference in the Guaranty and the other Collateral Documents to “the Credit Agreement,” “thereunder,” “thereof,” “therein” or any other expression of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified by this Amendment.

ADDRESS FOR ALL UNDERSIGNED:	CROSSTEX ENERGY SERVICES, L.P.

2501 Cedar Springs	By:	Crosstex Operating GP, LLC,
Suite 100		its general partner
Dallas, Texas 75201
Attention: General Counsel
	By:	/s/ Michael J. Garberding
		Name:	Michael J. Garberding
		Title:	Senior Vice President and
Chief Financial Officer

Signature Page to Seventh Amendment to Amended and Restated Credit Agreement

APPALACHIAN OIL PURCHASERS, LLC
CROSSTEX OPERATING GP, LLC
CROSSTEX ORV HOLDINGS, INC.
CROSSTEX ENERGY SERVICES GP, LLC
CROSSTEX LIG, LLC
CROSSTEX TUSCALOOSA, LLC
CROSSTEX LIG LIQUIDS, LLC
CROSSTEX PROCESSING SERVICES, LLC
CROSSTEX PELICAN, LLC
CROSSTEX PERMIAN, LLC
CROSSTEX PERMIAN II, LLC
KENTUCKY OIL GATHERING, LLC
M&B GAS SERVICES, LLC
OHIO OIL GATHERING II, LLC
OHIO OIL GATHERING III, LLC
OOGC DISPOSAL COMPANY I, LLC
WEST VIRGINIA OIL GATHERING, LLC

By:	/s/ Michael J. Garberding
	Name:	Michael J. Garberding
	Title:	Senior Vice President and
Chief Financial Officer

CROSSTEX GULF COAST MARKETING LTD.
CROSSTEX CCNG PROCESSING LTD.
CROSSTEX NORTH TEXAS PIPELINE, L.P.
CROSSTEX NORTH TEXAS GATHERING, L.P.
CROSSTEX NGL MARKETING, L.P.
CROSSTEX NGL PIPELINE, L.P.

By:	Crosstex Energy Services GP, LLC,
general partner of each above limited
partnership

By:	/s/ Michael J. Garberding
	Name:	Michael J. Garberding
	Title:	Senior Vice President and
Chief Financial Officer

Signature Page to Seventh Amendment to Amended and Restated Credit Agreement

SABINE PASS PLANT FACILITY JOINT VENTURE

By:	Crosstex Processing Services, LLC,
as general partner, and
By:	Crosstex Pelican, LLC,
as general partner

By:	/s/ Michael J. Garberding
	Name:	Michael J. Garberding
	Title:	Senior Vice President and
Chief Financial Officer

Signature Page to Seventh Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Alan Tapley
	Name:	Alan Tapley
	Title:	Assistant Vice President

Signature Page to Seventh Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender and L/C Issuer

By:	/s/ Adam H. Fey
	Name:	Adam H. Fey
	Title:	Director

Signature Page to Seventh Amendment to Amended and Restated Credit Agreement

COMERICA BANK

By:	/s/ Brandon M. White
	Name:	Brandon M. White
	Title:	Corporate Banking Officer

Signature Page to Seventh Amendment to Amended and Restated Credit Agreement

COMPASS BANK

By:	/s/ Umar Hassan
	Name:	Umar Hassan
	Title:	Vice President

Signature Page to Seventh Amendment to Amended and Restated Credit Agreement

ROYAL BANK OF CANADA

By:	/s/ Jason York
	Name:	Jason York
	Title:	Authorized Signatory

Signature Page to Seventh Amendment to Amended and Restated Credit Agreement

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Shuji Yabe
	Name:	Shuji Yabe
	Title:	Managing Director

Signature Page to Seventh Amendment to Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Daniel K. Hansen
	Name:	Daniel K. Hansen
	Title:	Vice President

Signature Page to Seventh Amendment to Amended and Restated Credit Agreement

WELLS FARGO BANK, N.A.

By:	/s/ Brandon Kast
	Name:	Brandon Kast
	Title:	Assistant Vice President

Signature Page to Seventh Amendment to Amended and Restated Credit Agreement

BANK OF MONTREAL

By:	/s/ Gumaro Tijerina
	Name:	Gumaro Tijerina
	Title:	Director

Signature Page to Seventh Amendment to Amended and Restated Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION

By:	/s/ Robert James
	Name:	Robert James
	Title:	Vice President

Signature Page to Seventh Amendment to Amended and Restated Credit Agreement

GOLDMAN SACHS BANK USA

By:	/s/ Lauren Havens
	Name:	Lauren Havens
	Title:	Authorized Signatory

Signature Page to Seventh Amendment to Amended and Restated Credit Agreement

MORGAN STANLEY BANK, N.A.

By:	/s/ William Jones
	Name:	William Jones
	Title:	Authorized Signatory

Signature Page to Seventh Amendment to Amended and Restated Credit Agreement

CITIBANK, N.A.

By:	/s/ Mason McGurrin
	Name:	Mason McGurrin
	Title:	Vice President

Signature Page to Seventh Amendment to Amended and Restated Credit Agreement

ABN AMRO CAPITAL USA LLC

By:	/s/ Darrell Holley
	Name:	Darrell Holley
	Title:	Managing Director

By:	/s/ Casey Lowary
	Name:	Casey Lowary
	Title:	Director

Signature Page to Seventh Amendment to Amended and Restated Credit Agreement

REGIONS BANK

By:	/s/ David Valentine
	Name:	David Valentine
	Title:	Vice President

Signature Page to Seventh Amendment to Amended and Restated Credit Agreement

AMEGY BANK NATIONAL ASSOCIATION

By:	/s/ Jill McSorley
	Name:	Jill McSorley
	Title:	Senior Vice President

Signature Page to Seventh Amendment to Amended and Restated Credit Agreement

ONEWEST BANK, FSB

By:	/s/ Sean Murphy
	Name:	Sean Murphy
	Title:	Executive Vice President

Signature Page to Seventh Amendment to Amended and Restated Credit Agreement

SCHEDULE 3(a)

MATERIAL SUBSIDIARIES

Crosstex Energy Services, L.P. (DE)

Crosstex Operating GP, LLC (DE)*

Crosstex Energy Services GP, LLC (DE)*

Crosstex LIG, LLC (LA)

Crosstex Tuscaloosa, LLC (LA)*

Crosstex LIG Liquids, LLC (LA)

Crosstex Gulf Coast Marketing Ltd. (TX)*

Crosstex CCNG Processing Ltd. (TX)

Crosstex North Texas Pipeline, L.P. (TX)

Crosstex North Texas Gathering, L.P. (TX)

Crosstex NGL Pipeline, L.P. (TX)*

Crosstex NGL Marketing, L.P. (TX)*

Crosstex Processing Services, LLC (DE)

Crosstex Pelican, LLC (DE)

Sabine Pass Plant Facility Joint Venture (TX)*

Crosstex Permian, LLC (TX)*

Crosstex Permian II, LLC (TX)*

Crosstex Louisiana Gathering, LLC (Louisiana)*

Crosstex ORV Holdings, Inc. (DE)*

Appalachian Oil Purchasers, LLC (DE) *

Kentucky Oil Gathering, LLC (DE) *

M&B Gas Services, LLC (DE) *

Ohio Oil Gathering II, LLC (DE) *

Ohio Oil Gathering III, LLC (DE) *

OOGC Disposal Company I, LLC (DE) *

West Virginia Oil Gathering, LLC (DE) *

*Indicates entity has previously been treated as a Material Subsidiary (e.g., it pledged assets and is a Guarantor) but does not technically meet the definition of a “Material Subsidiary” as of December 31, 2012.

Schedule 3(a) to

Seventh Amendment to Amended and Restated Credit Agreement

SCHEDULE 3(b)

NON-MATERIAL SUBSIDIARIES

Crosstex Louisiana Energy, L.P. (Delaware)

Crosstex DC Gathering Company, J.V. (Texas)

Crosstex Energy Finance Corporation (Delaware)

Clearfield Ohio Holdings, Inc. (Ohio)

Pike Natural Gas Company (Ohio)

Eastern Natural Gas Company (Ohio)

Southeastern Natural Gas Company (Ohio)

Schedule 3(b) to

Seventh Amendment to Amended and Restated Credit Agreement